EXHIBIT 10.4.3


                                    GUARANTY


         THIS GUARANTY dated as of May 2, 2000 is executed in favor of HOUSEHOLD COMMERCIAL FINANCIAL SERVICES, INC., a Delaware corporation (the "Lender").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, Homegold, Inc., a South Carolina corporation (the "Company") has entered into a Credit Agreement dated as of May 2, 2000 (as amended or otherwise modified from time to time, the "Credit Agreement"; terms used but not defined herein are used as defined in the Credit Agreement) with Lender, pursuant to which Lender has agreed to make loans to the Company; and

         WHEREAS, each of the undersigned will benefit from the making of loans pursuant to the Credit Agreement and is willing to guaranty the Liabilities (as defined below) as hereinafter set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby jointly and severally, unconditionally and irrevocably, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations (monetary or otherwise) of the Company to the Lender under or in connection with the Credit Agreement, the Note, any other Loan Document and any other document or instrument executed in connection therewith, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due (all such obligations being herein collectively called the "Liabilities"); provided that the liability of each of the undersigned hereunder shall be limited to the maximum amount of the Liabilities which such undersigned may guaranty without violating any fraudulent conveyance or fraudulent transfer law (plus all costs and expenses paid or incurred by the Lender in enforcing this Guaranty against such undersigned).

         Each of the undersigned agrees that if any Event of Default shall occur under Section 8.1 of the Credit Agreement, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, such undersigned will pay to the Lender forthwith the full amount which would be payable hereunder by such undersigned if all Liabilities were then due and payable.

         To secure all obligations of each of the undersigned hereunder, the Lender shall have a lien on and security interest in and may, without demand or notice of any kind, at any time and from time to time when any Event of Default exists, appropriate and apply toward the payment of such amount, in such order of application as the Lender may elect, any and all balances, credits,

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deposits, accounts or moneys of or in the name of such undersigned now or hereafter with the Lender and any and all property of every kind or description of or in the name of such undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Lender or any agent or bailee for the Lender.

         This Guaranty shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any of the undersigned or that at any time or from time to time no Liabilities are outstanding) until the Commitment has terminated and all Liabilities have been paid in full.

         The undersigned further agree that if at any time all or any part of any payment theretofore applied by the Lender to any of the Liabilities is or must be rescinded or returned by the Lender for any reason whatsoever (including the insolvency, bankruptcy or reorganization of the Company or any of the undersigned), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Lender had not been made.

         The Lender may, from time to time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned (or any of them) for payment of any of the Liabilities when due, whether or not the Lender shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

         Each of the undersigned hereby expressly waives: (a) notice of the acceptance by the Lender of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities.

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

         Notwithstanding any payment made by or for the account of any of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any right of the Lender until such time as the Lender shall have received final payment in cash of the full amount of all Liabilities.

         Each of the undersigned further agrees to pay all expenses (including the reasonable attorneys' fees and charges) paid or incurred by the Lender in endeavoring to collect the Liabilities of such undersigned, or any part thereof, and in enforcing this Guaranty against such undersigned.

         The creation or existence from time to time of additional Liabilities to the Lender is hereby authorized, without notice to the undersigned (or any of them), and shall in no way affect or impair the rights of the Lender or the obligations of the undersigned under this Guaranty, including each of the undersigned's guaranty of such additional Liabilities.

         The Lender may from time to time without notice to the undersigned (or any of them), assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were an original Lender.

         No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon the Lender, except as expressly set forth in a writing duly signed and delivered on behalf of the Lender. No action of the Lender permitted hereunder shall in any way affect or impair the rights of the Lender or the obligations of the undersigned under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of the Company to the Lender arising under or in connection with the Credit Agreement, any Note, any other Loan Document or any other document or instrument executed in connection therewith, in each case notwithstanding any right or power of the Company or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of any of the undersigned hereunder.

         This Guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned; and to the extent that the Company or any of the undersigned is either a partnership or a corporation, all references herein to the Company and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation. The term "undersigned" as used herein shall mean all parties

                                       3
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executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder.

         This Guaranty shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be fully performed in such State. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty. At any time after the date of this Guaranty, one or more additional Persons may become parties hereto by executing and delivering to the Agent a counterpart of this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all of the terms of, this Guaranty.

         This Guaranty may be secured by one or more security agreements, pledge agreements, mortgages, deeds of trust or other similar documents.

         ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE UNDERSIGNED FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH OPPOSITE ITS SIGNATURE HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE LENDER AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED


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

TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

    EACH OF THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) LENDER, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.


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

         IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.


Address:                                    HOMEGOLD FINANCIAL, INC.

3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________


Address:                                    CAROLINA INVESTORS, INC.

3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________


Address:                                    PREMIER FINANCIAL SERVICES INC.

3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________


Address:                                    LOAN PRO$, INC.

3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________


Address:                                    EMERGENT BUSINESS CAPITAL ASSET
                                            BASED LENDING, INC.
3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________


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Address:                                    REEDY RIVER VENTURES, L.P.

3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________


Address:                                    EMERGENT SBIC, INC.

3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________


Address:                                    EMERGENT COMMERCIAL MORTGAGE,
                                            INC.

3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________


Address:                                    EMERGENT BUSINESS CAPITAL, INC.


3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________


Address:                                    EMERGENT AUTO HOLDINGS, INC.


3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________

Address:                                    EMERGENT INSURANCE AGENCY CORP.


3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________


Address:                                    EMERGENT MORTGAGE CORP. OF
                                            TENNESSEE


3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                             Name:______________________________
                                             Its:_______________________________


Address:                                    HOMEGOLD REALTY, INC.


3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________

                    Signature page for the Guaranty dated as of __________, ____ among ___________, ___________ and __________ and Household
                    Commercial Financial Services, Inc., as Lender

                         The undersigned is executing a counterpart hereof for purposes of becoming a party hereto:


                        [ADDITIONAL GUARANTOR]


                        By: ____________________________________________________
                            Title:______________________________________________

Address: